Exhibit 99 (b)

EXPERTS
The financial statements and the related financial statement schedules incorporated in this Prospectus by reference from Glenbrook Life and Annuity Company's Annual Report on Form 10-K for the year ended December 31, 2003 and from the Statement of Additional Information (which is part of the Registration Statement on Form N-4 of Glenbrook Life Multi-Manager Variable Account) have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Glenbrook Life Multi-Manager Variable Account as of December 31, 2003 and for each of the periods in the two year period then ended incorporated herein by reference from the Statement of Additional Information (which is part of the Registration Statement on Form N-4 of Glenbrook Life Multi-Manager Variable Account), have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Glenbrook Life and Annuity Company Variable Account as of December 31, 2003 and for each of the periods in the two year period then ended incorporated herein by reference from the Statement of Additional Information (which is part of the Registration Statement on Form N-4 of Glenbrook Life Multi-Manager Variable Account), have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Glenbrook Life Scudder Variable Account (A) as of December 31, 2003 and for each of the periods in the two year period then ended incorporated herein by reference from the Statement of Additional Information (which is part of the Registration Statement on Form N-4 of Glenbrook Life Multi-Manager Variable Account), have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.